UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 17, 2011

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:

(775) 858-3750

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01               Other Events

On March 28, 2011 Altair Nanotechnologies Inc. (“Altair”) entered into a placement agent agreement (the “Placement Agent Agreement”) with JMP Securities LLC (“JMP”) as exclusive placement agent relating to the sale and issuance by Altair to select institutional investors (the “Investors”) of up to 3,600,000 units (the “Units”) in a “registered direct” offering.  The sale of the Units was made pursuant to a Securities Purchase Agreement, dated March 28, 2011 (the “Purchase Agreement”).  Subject to adjustment as set forth below, in the aggregate, Altair issued an aggregate of 3,600,000 Common Shares and Warrants to purchase up to an aggregate of 1,800,000 Common Shares pursuant to the terms of the Placement Agent Agreement and the related Purchase Agreement.

In addition, the Purchase Agreement provides for a purchase price adjustment, and the issuance of additional Common Shares (“Adjustment Shares”) following such adjustment, if the Share Subscription Agreement dated September 20, 2010, as amended (the “Canon SSA”), with Canon Investment Holdings Limited (“Canon”) is terminated or adversely amended, or if the transaction contemplated thereby is not closed by July 17, 2011.  The Canon transaction has not closed by such date, and accordingly, Altair is obligated to issue the Adjustment Shares to the Investors.

 The number of Adjustment Shares is determined by subtracting the number of Common Shares issued at the closing from the number of Common Shares that would have been issued at the closing if the purchase price had been equal to 85% of volume weighted average price of the Common Shares during a 10 trading day period following the announcement of the triggering event, subject to a maximum number of 1,800,000 Adjustment Shares.  Altair estimates that the number of Adjustment Shares to be issued pursuant to such calculation will be 1,800,000, which Adjustment Shares Altair will issue to the Investors pursuant to the Purchase Agreement.

In addition, the Purchase Agreement requires Altair to report the status of the Canon transaction in this Current Report on Form 8-K.  Subsequent to entering into the Canon SSA, Altair and Canon have entered into a First Amendment dated as of February 16, 2011, a Second Amendment dated as of May 17, 2011, a Third Amendment dated as of June 3, 2011, and a Fourth Amendment dated as of June 20, 2011.  As of the filing of this Current Report, Altair continues to negotiate with Canon regarding a further amendment to the Canon SSA and regarding a closing of the Transactions contemplated by the Canon SSA.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits.

10.1         Form of Securities Purchase Agreement dated March 28, 2011 (incorporated by reference to that certain Current Report on Form 8-K filed with the Commission on March 29, 2011)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: July 18, 2011	By:	/s/ John Fallini
John Fallini, Chief Financial Officer

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